U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 12, 2010


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                     0-21874
                            (Commission File Number)

   Jersey, Channel Islands                          Not applicable
(State or Other Jurisdiction            (I.R.S. Employer Identification No.)
        of Incorporation)


                                One Castle Street
                           St. Helier, Jersey JE2 3RT
                                 Channel Islands
                              Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)



             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this Item 7.01,"Regulation FD Disclosure" and Item 2.02, "Results of Operations and Financial Condition."

FOR IMMEDIATE PRESS RELEASE                                         May 12, 2010

                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                 March 31, 2010

      London, May 12, 2010 - Berkeley Technology Limited (London: BEK.L) (the "Company") is an international venture capital consulting company incorporated under the laws of Jersey, Channel Islands, with an office in San Francisco, California.

      The Company's typical client is a Silicon Valley technology company or a large international telecommunications company. The Company's objective is the development of large European and Asian telecommunications relationships with Silicon Valley technology companies. These relationships have led to several equity investments by one client, and new opportunities generated through others. In certain cases, the Company may benefit from investments made by its clients if their investments are successful. The Company is actively seeking new clients and business opportunities.

       By definition, venture capital operates in a highly volatile environment, even more so than the economy as a whole. This industry faces significant challenges in this adverse environment, especially related to the raising of new funds. Operating in this segment creates the potential for tremendous growth, but is also subject to a high level of risk. The Company is therefore challenged, not only by the severe downturn in the economy, but also by the particular complications facing those companies operating in the venture capital markets. From these challenges come opportunities that may reward patience and discipline. In addressing these challenges, the Company is taking significant steps to curtail and contain its expenditures while aggressively pursuing new business opportunities. The Company has further reduced staffing levels and focused operations on its core expertise. In order to reduce and contain costs, the Company terminated its ADR program. As much smaller and cost efficient, the Company expects to more easily capitalize on positive revenue events with its current and future clients.

      The Company's consulting fee revenues increased 20% in first quarter 2010 compared to first quarter 2009. Operating expenses decreased in the first quarter of 2010, primarily due to lower staff costs. Interest income remained relatively consistent.

       The Company today reports financial results for the quarter ended March 31, 2010. The Company's consolidated net loss for the quarter ended March 31, 2010, was $(1.0) million (which includes $(0.4) million non-recurring net realization of accumulated foreign currency translation losses) or $(0.02) per diluted share and $(0.19) per diluted ADR, compared with consolidated net loss of $(1.0) million, or $(0.02) per diluted share and $(0.19) per diluted ADR, for the quarter ended March 31, 2009. The Company computes and reports consolidated net losses and diluted losses per share and ADR in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

                                   **********

               Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations,
(vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses,

(viii) the ability of the Company to attract and
retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.



Please address any inquiries to:

Robert A. Cornman             Jersey                   (0)1534 607700
Company Secretary
Berkeley Technology Limited



Form 10-Q for the quarter ended March 31, 2010

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                      (In thousands, except share amounts)

                                                                                       March 31,       December 31,
                                                                                         2010              2009
                                                                                     ------------      ------------
                                            ASSETS
Current assets:
   Cash and cash equivalents......................................................   $     10,949      $     11,480(1)
   Accounts receivable, less allowances of $0 as of March 31, 2010
       and December 31, 2009......................................................            104               141
   Prepaid expenses and deposits..................................................             62                68
                                                                                     ------------      ------------
Total current assets..............................................................         11,115            11,689

Private equity investments (at lower of cost or estimated fair value).............          1,469             1,469(1)
Property and equipment, net of accumulated depreciation of $181
   as of March 31, 2010 and December 31, 2009.....................................              4                 6
                                                                                     ------------      ------------
Total assets......................................................................   $     12,588      $     13,164
                                                                                     ------------      ------------
                                                                                     ------------      ------------
                        LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued expenses..........................................   $        423      $        417
                                                                                     ------------      ------------
Total current liabilities.........................................................            423               417
                                                                                     ------------      ------------
...............................................................................
Commitments and contingencies (Note 7)

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
   64,439,073 shares issued and outstanding as of March 31, 2010
   and December 31, 2009..........................................................          3,222             3,222
Additional paid-in capital........................................................         67,917            67,915
Retained earnings.................................................................          3,624             4,607
Employee benefit trusts, at cost (13,522,381 shares as of
   March 31, 2010 and December 31, 2009)..........................................        (62,598)          (62,598)
Accumulated other comprehensive loss..............................................              -              (399)
                                                                                     ------------      ------------
Total shareholders' equity........................................................         12,165            12,747
                                                                                     ------------      ------------
Total liabilities and shareholders' equity........................................   $     12,588      $     13,164
                                                                                     ------------      ------------
                                                                                     ------------      ------------

(1) As of December 31, 2009, the Company's subsidiary, London Pacific Limited f/k/a London Pacific Assurance Limited ("LPL"), held $2,816 of the Group's $11,480 in cash and cash equivalents and $844 of the Group's $1,469 in private equity investments which were only available to fund the operations or commitments of LPL, and not to fund the parent company or any of the other subsidiaries. As of December 31, 2009, LPL needed permission of the Jersey Financial Services Commission ("JFSC") if LPL funds were to be used to fund operations or commitments outside of the LPL entity. As of January 14, 2010, the JFSC approved LPL's Cessation Of Business Plan and canceled LPL's insurance permit. As of January 14, 2010, the foregoing restrictions no longer apply.


                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                (In thousands, except per share and ADS amounts)


                                                                       Three Months Ended
                                                                            March 31,
                                                                     ---------------------
                                                                        2010        2009
                                                                     --------    ---------

Revenues:
Consulting fees...................................................   $     116   $      97
                                                                     ---------   ---------
Total revenues....................................................         116          97
                                                                     ---------   ---------

Operating expenses:
Cost of services..................................................         139         204
Selling, general and administrative expenses .....................         566         664
                                                                     ---------   ---------
Total operating expenses..........................................         705         868
                                                                     ---------   ---------
Operating loss....................................................        (589)       (771)

Interest income...................................................           7           7
Net realized investment loss......................................           -        (200)
Net realized foreign currency translation loss....................        (399)          -
                                                                     ---------   ---------
Loss before income tax expense....................................        (981)       (964)

Income tax expense................................................           2           2
                                                                     ---------   ---------
Net loss..........................................................   $    (983)  $    (966)
                                                                     ---------   ---------
                                                                     ---------   ---------






Basic and diluted loss per share                                     $   (0.02)  $   (0.02)
                                                                     ---------   ---------
                                                                     ---------   ---------



Basic and diluted loss per ADS                                       $   (0.19)  $   (0.19)
                                                                     ---------   ---------
                                                                     ---------   ---------

                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (In thousands)

                                                                                           Three Months Ended
                                                                                                 March 31,
                                                                                     ------------------------------
                                                                                         2010              2009
                                                                                     ------------      ------------
Cash flows from operating activities:
Net loss..........................................................................   $       (983)     $       (966)
Adjustments to reconcile net loss to net
   cash used in operating activities:
Depreciation and amortization.....................................................              2                 1
Amounts credited on insurance policyholder accounts...............................              -                 1
Net realized investment losses ...................................................              -               200
Share based compensation..........................................................              2                19
Net realized foreign currency translation loss....................................            399                 -


Net changes in operating assets and liabilities:
   Accrued investment income .....................................................              -                (1)
   Other assets...................................................................             43               128
   Accounts payable, accruals and other liabilities...............................              7                 2
                                                                                     ------------      ------------

Net cash used in operating activities.............................................           (530)             (616)
                                                                                     ------------      ------------

Cash flows from financing activities:
Insurance policyholder benefits paid..............................................              -               (63)
                                                                                     ------------      ------------
Net cash used in financing activities.............................................              -               (63)
                                                                                     ------------      ------------

Effect of exchange rate changes on cash...........................................             (1)               (1)
                                                                                     ------------      ------------

Net decrease in cash and cash equivalents.........................................           (531)             (680)

Cash and cash equivalents at beginning of period..................................         11,480            13,681
                                                                                     ------------      ------------

Cash and cash equivalents at end of period .......................................       $ 10,949           $13,001
                                                                                     ------------      ------------
                                                                                     ------------      ------------


Supplemental disclosure of non-cash operating activities:
Realization of accumulated foreign currency translation adjustments...............     $      399        $        -
